UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 12/31/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2025

Barings

CORPORATE INVESTORS

2025 Annual Report

BARINGS CORPORATE INVESTORS
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
INVESTMENT OBJECTIVE & STRATEGIES
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situation investments. The Trust's special situations investments generally consist of investments in corporate debt instruments of issuers that are stressed or distressed. Below- investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on May 14, 2026, at 8:00 A.M. (Eastern Time) in Charlotte, North Carolina, and virtually at the following website.
https://www.viewproxy.com/barings/broadridgevsm/
PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at https://mci.barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2025, is available (1) on the Trust’s website at https://mci.barings.com; and (2) on the SEC’s website at http://www.sec.gov.

FORM N-PORT
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at https://mci.barings.com or upon request by calling, toll-free, 1-866-399-1516.
LEGAL MATTERS
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
BARINGS CORPORATE INVESTORS
c / o Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
1-866-399-1516
https://mci.barings.com
ADVISER
Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY 10154

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02199
CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110
TRANSFER AGENT & REGISTRAR
SS&C Global Investor & Distribution Solutions, Inc.,
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

Barings Corporate Investors
2025 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/2025*

PORTFOLIO COMPOSITION AS OF 12/31/2024*

* Based on market value of total investments and cash balances

Barings Corporate Investors
2025 Annual Report
Hypothetical growth of $10,000 Investment (unaudited)

$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$22,932
$18,819
1/1/2016
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns December 31, 2025	1 Year	5 Year	10 Year
Barings Corporate Investors	(3.56%)	15.49%	8.71%
Bloomberg Barclays U.S. Corporate High Yield Index	8.62%	4.51%	6.53%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

Barings Corporate Investors
2025 Annual Report
TO OUR SHAREHOLDERS
I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2025.
PORTFOLIO PERFORMANCE
The Trust’s net total portfolio rate of return for 2025 was 8.47%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $341,296,818 or $16.63 per share, as of December 31, 2025. This compares to $343,563,104 or $16.84 per share, as of December 31, 2024. The Trust declared four quarterly dividend distributions during 2025 for a total annual dividend of $1.60 per share (see page 6 for detailed dividend information for 2025). Net taxable investment income for 2025 was $1.37 per share, including approximately $0.23 per share of non-recurring income, compared to 2024 net taxable investment income of $1.75 per share, which included approximately $0.23 per share of non-recurring income.
The Trust’s stock price decreased 12.3% during 2025, from $20.38 as of December 31, 2024, to $18.15 as of December 31, 2025. The Trust’s stock price of $18.15 as of December 31, 2025, equates to a 9.1% premium to the December 31, 2025, net asset value per share of $16.63. The Trust’s average quarter-end premium/discount for the 3-, 5-, 10- and 25-year periods ended December 31, 2025, was 9.6%, 1.1%, 1.7%, and 7.5%, respectively.
The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the 1-, 3-, 5- and 10-year periods ended December 31, 2025, and the S&P UBS Leverage Loan Index (previously known as the Credit Suisse Leveraged Loan Index) for the 1-, 3-, 5- and 10-year periods ended December 31, 2025, are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	S&P UBS Leveraged Loan Index*
1 Year	8.47%	8.62%	5.94%
3 Years	10.17%	10.06%	9.30%
5 Years	10.41%	4.51%	6.37%
10 Years	9.96%	6.53%	5.78%
Past performance is no guarantee of future results
* On December 4, 2024, S&P Dow Jones Indices, in collaboration with UBS, announced the launch of the S&P UBS Leverage Loan Index, previously known as the Credit Suisse Leveraged Loan Index.
PORTFOLIO ACTIVITY
Consistent with the stated Investment Objective of the Trust, we continue to search for relative value, identifying investments that provide current yield as well as those with opportunities for capital gains. The Trust closed 14 new investments and 41 add-on investments in existing portfolio companies totaling $28.3 million during the fourth quarter. For the year, the Trust closed 53 new private placement investments and add-on investments in 114 existing portfolio companies. The add-on investments include additional term loans and equity co-investment as well as drawdowns on revolvers and delayed draw term loans. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2025 was $92.1 million, which was higher than the $85.8 million of private placement investments made by the Trust in 2024. The higher investment amount can be attributed to meaningful activity in the Trust’s portfolio, via refinancings and add-ons of existing portfolio companies.
While there continues to be levels of uncertainty and volatility we have not seen for some time, we take comfort that as bottom-up long-term investors we invest in high quality companies, in defensive sectors which we believe will perform through economic cycles (and volatile periods such as these). Both credit quality and capital structure of portfolio companies are key factors in our analysis, along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined and underwrite capital structures which will remain sound through economic cycles (and varying interest rate environments). We also seek to maintain a high level of portfolio diversification overall, looking at both industry and individual credit concentration. From a return perspective, the floating rate loans that constitute a majority of the portfolio generally provide some protection and higher returns in an inflationary environment. Barings' North American Private Finance team continues to see good high quality investment opportunities.
As market conventions have largely migrated to all senior capital structures, the Trust’s Investment Objective has allowed for continued investing in small to middle market companies. As of December 31, 2025, 68% of the Trust’s investment

Barings Corporate Investors
2025 Annual Report
portfolio is in private first lien senior secured loans which provides strong risk adjusted returns for the Trust given the senior position in the capital stack. We believe these investments have proven resilient to date. Junior debt comprised 3% of the Trust’s portfolio as of December 31, 2025, and we will continue to invest in junior debt when the capital structure and risk adjusted return is deemed appropriate. Corporate bonds comprise 8% of the portfolio. Equity co-investments alongside the debt investments (13% of the Trust’s portfolio) provide an opportunity for the Trust to realize capital gains in the future. Realized capital gains are typically retained to increase the earnings capacity of the Trust.
The Trust maintains liquidity based on the combined available cash balance and short-term investments of $12.2 million or 7.5% of total assets, and low leverage profile at 0.20x as of December 31, 2025. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to complement a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.
We had 37 companies exit from the Trust’s portfolio during 2025. This level of exit activity in the Trust’s portfolio was in line with prior year’s exits of 39 portfolio companies. This higher level of realization activity in 2025 highlights the impact of increased amounts of money that have been raised in the private credit space and the competition for deals during a slower M&A environment. Of the 37 companies exited, the Trust had an equity investment in 16 companies and realized a positive return on its investment in 8 of the 16 equity investments.
During 2025, the Trust had 27 portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies being sold to either a strategic or financial buyer or the abundance of debt capita available in the market. Unless replaced by new private debt investments, these prepayments reduce net investment income.

OUTLOOK FOR 2026
Two of the bigger questions in 2025 involved rate cuts and tariffs. Market participants expected several rate cuts by the Fed during 2024. However, with PPI and CPI numbers often surprising to the upside, the Fed initiated only 3 rate cuts in 2025, with all three coming in the last four months of the year. We expect the Fed to continue to take a “wait and see” approach as it relates to further cuts throughout 2026 until they see concrete evidence of lower inflation. In the meantime, the economy will have to withstand a prolonged period of high interest rates and the uncertainty of U.S. tariffs, including any retaliatory tariffs without falling into a recession. Additionally, markets have had to contend with AI concerns. In late January and early February, there was a broad sell-off in technology stocks triggered by disappointing earnings signals, particularly around cloud and AI spending and concerns about AI’s impact on software companies Software has been a traditional long-standing favored sector for direct lending loan issuance. According to Kroll Bond Ratings Association, technology represented 18% of total deals in 2025 as a percentage of deal count. Barings’ approach to the software / technology sector has been to construct portfolios of software issuers with vertical or end-market specific niche leadership, data assets or technical workflow expertise, modest leverage, and significant equity cushions, backed by sponsors who are domain experts.
Generally speaking, when constructing portfolios, we seek to focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. In addition, our underwriting process includes forward-looking analysis that incorporates rising rates, higher input prices and increased labor costs, with a focus on their impact to interest coverage and other relevant ratios. Additionally, as the Trust's portfolio has migrated to a higher percentage of first lien assets, our position as a lender is further strengthened by the fact that we are lead or co-lead on over 80% of our first lien loans. As a lead or co-lead, we can influence the credit documents to seek to ensure that we have appropriate protections and remedies in the event of any covenant violation or specific ‘ask” from the borrower or sponsor. Therefore, while segments of the broader economy may be affected by potential tariffs and supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in our underwriting process and the current diversified portfolio to perform through the cycle.
As we enter 2026, default rates remain at relatively low levels and there appears to be plenty of private equity and private debt capacity. While we expect the M&A activity to remain a bit subdued throughout the first quarter, our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain, aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

Barings Corporate Investors
2025 Annual Report
In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power.’ With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given falling interest rates. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. The expected level of recurring investment income generated by the Trust, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
As always, I would like to thank you for your continued interest in and support of Barings Corporate Investors. I look forward to seeing you at the Trust’s annual shareholder meeting on Thursday, May 14, 2026.

Sincerely,

Christina Emery
President

Barings Corporate Investors
2025 Annual Report

2025 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/30/2025	0.4000	0.4000	—	—
Regular	8/29/2025	0.4000	0.4000	—	—
Regular	11/3/2025	0.4000	0.4000	—	—
Regular	12/30/2025	0.4000	0.4000	—	—
		$1.6000	$1.6000	$—	$—
The Trust did not have distributable net long-term gains in 2025.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$1.60	0.4626%	$0.0074	0.4626%	$0.0074	0%	$0.0000
*    Not available to individual shareholders
**    Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2025

BARINGS CORPORATE INVESTORS

Financial Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
December 31, 2025 2025 Annual Report

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value
(Cost - $328,171,009)	$349,136,759
Corporate restricted securities - rule 144A securities at fair value
(Cost - $25,420,049)	23,810,526
Corporate public securities at fair value
(Cost - $20,339,105)	19,917,127

Total investments (Cost - $373,930,163)	392,864,412
Cash	32,111,141
Foreign currencies (Cost - $14,921)	13,763
Dividend and interest receivable	5,266,869
Receivable for investments sold	561,798
Deferred financing fees	133,629
Other assets	263,485
Total assets	431,215,097
Liabilities:
Note payable	30,000,000
Loan payable (net of deferred financing fees of $279,538)	44,720,462
Dividend payable	8,210,323
Payable for investments purchased	4,318,405
Investment advisory fee payable	1,066,553
Deferred tax liability	147,912
Tax payable	710,000
Interest payable	396,912
Accrued expenses	347,712
Total liabilities	89,918,279
Commitments and Contingencies (See Note 7)
Total net assets	$341,296,818
Net Assets:
Common shares, par value $1.00 per share	$20,525,808
Additional paid-in capital	280,095,145
Total distributable earnings	40,675,865
Total net assets	$341,296,818
Common shares issued and outstanding (28,054,782 authorized)	20,525,807
Net asset value per share	$16.63

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the year ended December 31, 2025 2025 Annual Report

Investment Income:
Interest	$35,657,138
Dividends	273,009
Other	425,268
Total investment income	36,355,415
Expenses:
Investment advisory fees	4,343,201
Interest and other financing fees	2,565,757
Trustees’ fees and expenses	487,200
Professional fees	470,255
Reports to shareholders	276,000
Custodian fees	33,600
Other	139,660
Total expenses	8,315,673
Investment income - net	28,039,742
Income tax, including excise tax expense	710,200
Net Investment income after taxes	27,329,542
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(1,466,957)
Income tax expense	(396,024)
Net realized loss on investments after taxes	(1,862,981)
Net increase in unrealized appreciation of investments before taxes	2,297,319
Net increase in unrealized appreciation of foreign currency translation before taxes	646
Deferred income tax benefit (expense)	294,763
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	2,592,728
Net gain on investments and foreign currency	729,747
Net increase in net assets resulting from operations	$28,059,289

See Notes to Consolidated Financial Statements 9

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the year ended December 31, 2025 2025 Annual Report

Net increase in net assets resulting from operations	$28,059,289
Adjustments to reconcile net income to net cash provided by operating activities:
Purchases of investments	(121,682,691)
Proceeds from sale and maturities of investments	117,712,068
Effect of exchange rate changes on cash	(646)
Net increase in unrealized appreciation on investments before taxes	(2,297,319)
Net realized loss on investments before taxes	1,466,957
Payment-in-kind interest	(2,650,385)
Amortization and accretion	(1,271,716)
Amortization of deferred financing fees	61,911
Changes in operating assets and liabilities:
Increase in dividend and interest receivable	(109,506)
Increase in other assets	(2,821)
Decrease in investment advisory fee payable	(7,082)
Decrease in tax payable	(240,000)
Increase in interest payable	99,655
Decrease in deferred tax liability	(294,763)
Decrease in accrued expenses	(277,925)
Net cash provided by operating activities	$18,565,026

Cash flows from financing activities
Proceeds from increase in loan payable	$45,000,000
Proceeds from credit facility	9,500,000
Repayments under credit facility	(25,500,000)
Cash dividends paid from net investment income	(34,768,269)
Receipts for shares issued on reinvestment of dividends	2,450,915
Financing fees paid	(325,316)
Net cash used in financing activities	$(3,642,670)

Net change in cash & foreign currencies	14,922,356
Cash & foreign currencies - beginning of year	17,201,902
Effects of foreign currency exchange rate changes on cash	646
Cash & foreign currencies - end of year	$32,124,904

Supplemental disclosure of cash flow information
Income tax paid (including excise tax)	1,346,224
Interest paid	2,466,102

See Notes to Consolidated Financial Statements 10

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors
2025 Annual Report

	For the year ended 12/31/2025	For the year ended 12/31/2024
Increase / (decrease) in net assets:
Operations:
Investment income - net	$27,329,542	$34,809,105
Net realized gain / (loss) on investments and foreign currency after taxes	(1,862,981)	97,601
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	2,592,728	675,620
Net increase in net assets resulting from operations	28,059,289	35,582,326
Increase from common shares issued on reinvestment of dividends
Common shares issued	2,450,915	2,555,495
(Number of shares issued: 2025 - 121,603; 2024 - 142,485)
Dividends to shareholders from:
Net investment income	(32,776,490)	(34,400,811)
Total increase / (decrease) in net assets	(2,266,286)	3,737,010
Net assets, beginning of year	343,563,104	339,826,094
(Number of shares outstanding: 12/31/24 - 20,404,204; 12/31/23 - 20,261,719)
Net assets, end of year	$341,296,818	$343,563,104
(Number of shares outstanding: 12/31/25 - 20,525,807; 12/31/24 - 20,404,204)

See Notes to Consolidated Financial Statements 11

CONSOLIDATED FINANCIAL HIGHLIGHTS Barings Corporate Investors
2025 Annual Report
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2025	2024	2023	2022	2021
Net asset value:
Beginning of year	16.84	$16.77	$16.37	$16.68	$15.04
Net investment income (a)	1.33	1.71	1.61	1.03	0.93
Net realized and unrealized gain/(loss) on investments	0.04	0.04	0.21	(0.32)	1.67
Total from investment operations	1.37	1.75	1.82	0.71	2.60
Dividends from net investment income to common shareholders	(1.60)	(1.69)	(1.42)	(0.88)	(0.96)
Dividends from realized gain on investments to common shareholders	—	—	—	(0.14)	—
Increase from dividends reinvested	0.02	0.01	—	—	—
Total dividends	(1.58)	(1.68)	(1.42)	(1.02)	(0.96)
Net asset value: End of year	$16.63	$16.84	$16.77	$16.37	$16.68
Per share market value: End of year	$18.15	$20.38	$18.43	$13.96	$15.98
Total investment return
Net asset value (b)	8.47%	10.73%	11.62%	4.34%	17.57%
Market value (b)	(3.56%)	20.99%	43.84%	(5.66%)	29.13%
Net assets (in millions):
End of year	$341.30	$343.56	$339.83	$331.64	$338.04
Ratio of total expenses to average net assets (c)	2.71%	2.60%	2.56%	2.33%	2.78%
Ratio of operating expenses to average net assets	1.65%	1.65%	1.65%	1.58%	1.61%
Ratio of interest expense to average net assets	0.74%	0.51%	0.61%	0.51%	0.33%
Ratio of income tax expense to average net assets	0.32%	0.44%	0.31%	0.24%	0.84%
Ratio of net investment income to average net assets	7.86%	9.99%	9.56%	6.17%	5.84%
Portfolio turnover	31%	31%	12%	12%	45%
(a) Calculated using average shares.
(b) Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c) Total expenses include income tax expense.

Senior borrowings at December 31st:
Total principal amount (in millions)	$75	$46	$43	$46	$38
Asset coverage per $1,000 of indebtedness *	$5,568	$8,469	$8,996	$8,210	$9,896

 * The term "asset coverage" means the ratio that the value of the assets the Trust bears to the aggregate principal amount of the Trust's senior borrowings.
See Notes to Consolidated Financial Statements 12

CONSOLIDATED SCHEDULE OF INVESTMENTS Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.30%: (C)

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8.34% Term Loan due 08/13/2032 (SOFR + 4.500%) (G)	$996,817	08/13/25	$624,052	$624,798

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Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
8.59% Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$1,464,290	10/20/25	60,773	60,182

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
8.81% Term Loan due 04/05/2028 (SOFR + 4.750%) (G)	$1,033,473	04/05/22	920,463	918,488
Common Stock (B)	1,222 shs.	04/25/25	1,222	415
Limited Liability Company Unit (B)	17,505 uts.	04/05/22	17,505	5,952
			939,190	924,855
AdaCore Inc
A provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
8.97% Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$2,404,984	03/13/24	2,087,929	2,129,945

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	67,617
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	17,440
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	85,057
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
9.15% Incremental Term Loan due 11/01/2028 (SOFR + 5.250%)	$4,134,736	*	4,081,986	4,096,283
9.15% Senior Term Loan due 11/01/2028 (SOFR + 5.250%) (G)	$813,128	11/01/22	394,445	396,605
* 2/15/24, 11/01/24 and 11/08/24.			4,476,431	4,492,888

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	254,164

See Notes to Consolidated Financial Statements 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

American Roller Company
A provider of aftermarket surface treatment services for rollers used in industrial manufacturing processes.
8.42% Senior Term Loan due 10/16/2031 (SOFR + 4.750%) (G)	$1,266,537	11/25/25	$763,649	$763,431
Common Stock (B)	31,280 shs.	11/25/25	31,280	31,280
			794,929	794,711
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
8.72% Incremental Term Loan due 04/30/2029 (SOFR + 5.000%)	$1,283,526	11/03/25	1,268,054	1,267,481
8.72% Term Loan due 04/30/2029 (SOFR + 5.000%) (G)	$1,048,861	04/28/23	784,799	786,191
8.72% Senior Term Loan due 04/30/2029 (SOFR + 5.000%)	$535,599	12/10/24	529,510	528,904
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	57,483
			2,629,097	2,640,059
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
8.69% Term Loan due 04/21/2031 (SOFR + 5.000%) (G)	$2,457,447	04/21/25	1,683,499	1,684,506
14.00% Senior Subordinated Note due 04/11/2030	$115,839	04/21/25	115,839	115,839
Common Stock (B)	330,969 shs.	04/21/25	330,969	393,853
			2,130,307	2,194,198
Applied Aerospace Structures LLC
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.17% Term Loan due 11/29/2030 (SOFR + 4.500%) (G)	$2,073,518	12/01/22	1,804,296	1,793,676
8.35% Senior Term Loan due 12/01/2030 (SOFR + 4.500%) (G)	$983,077	11/03/25	403,836	403,580
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	53,051
			2,226,132	2,250,307
Argus Logistics
An asset-light provider of managed transportation services, acting as a fully outsourced supply chain management provider to mid-sized shippers on a longer-term, contracted basis.
8.45% Term Loan due 12/19/2031 (SOFR + 4.750%) (G)	$2,448,479	12/01/25	1,112,308	1,112,162

ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.22% Senior Term Loan due 07/17/2028 (SOFR + 4.500%)	$2,891,284	08/29/25	2,872,173	2,871,912
8.22% Term Loan due 07/17/2028 (SOFR + 4.500%) (G)	$483,538	07/15/22	435,531	434,970
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	36,630
			3,330,146	3,343,512

See Notes to Consolidated Financial Statements 14

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	$424,875	$424,875
Common Stock (B)	425 shs.	08/17/15	425	266,642
			425,300	691,517
Automated Financial Systems
A provider of loan management software for large and mid-sized banks, as well as other financial customers across the United States.
8.73% Term Loan due 08/31/2031 (SOFR + 5.000%) (G)	$2,842,128	10/24/25	815,960	814,813

BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
12.94% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	888,348	797,273
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	66,896
			979,348	864,169
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.54% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$2,072,529	12/06/24	1,787,923	1,813,450

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.08% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$2,435,450	11/30/21	2,195,590	2,211,091
12.00% HoldCo PIK Note due 05/30/2028	$952,920	11/30/21	948,588	952,920
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	141,795
			3,233,922	3,305,806
Bishop Street Underwriter
A Managing General Agent insurance buy and build platform with specialty insurance lines including surety, rep and warranty, tax, professional indemnity, specialty auto, sports, and aviation, among others.
9.22% Term Loan due 07/31/2031 (SOFR + 5.500%) (G)	$1,268,899	07/31/25	1,257,102	1,268,899
Common Stock (B)	49,603 shs.	07/31/25	75,396	94,741
			1,332,498	1,363,640
Bitly
A provider of URL shortening and link management solutions for both enterprise and self-serve customers.
8.60% Senior Term Loan due 12/31/2031 (SOFR + 4.750%) (G)	$3,500,000	11/14/25	3,333,676	3,332,925

BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
8.72% Term Loan due 08/23/2030 (SOFR + 5.000%) (G)	$1,274,384	08/23/24	912,083	917,772
Limited Liability Company Unit (B)	115,884 uts.	08/23/24	115,884	132,108
			1,027,967	1,049,880

See Notes to Consolidated Financial Statements 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	365 shs.	07/18/22	$448,886	$407,906

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.07% Term Loan due 10/14/2027 (SOFR + 5.250%) (G)	$2,963,317	*	2,884,262	2,893,507
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	290,876
* 10/14/21 and 04/03/25			3,116,963	3,184,383

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.07% Term Loan due 10/04/2026 (SOFR + 6.250%)	$1,627,255	10/04/18	1,626,631	1,477,548

Buske Logistics Inc
A provider of value-added warehousing and logistics services specializing in storage, handling, packaging, inspection, kitting, and component sequencing.
8.84% Term Loan due 10/31/2031 (SOFR + 5.000%) (G)	$1,020,372	10/31/25	653,908	653,619

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.49% First Lien Term Loan due 05/21/2026 (SOFR + 4.500%)	$2,588,138	05/21/18	2,585,168	2,588,138
9.15% Incremental Term Loan due 05/21/2026 (SOFR + 5.250%)	$902,588	10/02/23	899,313	902,588
			3,484,481	3,490,726
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.62% Term Loan due 08/09/2032 (SOFR + 4.750%) (G)	$2,000,000	08/07/25	1,291,295	1,292,742

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
8.42% Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$3,465,482	9/30/2024	2,986,887	2,997,833

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.08% Term Loan due 02/26/2030 (SOFR + 5.000%) (G)	$906,252	02/26/24	642,577	648,135
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	28,078
			667,577	676,213

See Notes to Consolidated Financial Statements 16

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
9.94% Term Loan due 10/04/2029 (SOFR + 6.000%) (G)	$1,972,858	10/4/2023	$1,809,665	$1,812,885
9.99% Term Loan due 10/04/2029 (SOFR + 6.000%)	$1,147,517	7/1/2025	1,132,339	1,131,452
			2,942,004	2,944,337
Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
8.59% Term Loan due 12/28/2029 (SOFR + 4.750%) (G)	$2,551,593	12/28/21	1,878,848	1,877,661
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	25,217
			1,904,179	1,902,878
CEC Entertainment Inc
Develops, operates and franchises family dining and entertainment centers.
9.67% Term Loan due 09/18/2030 (SOFR + 6.000%)	$695,652	09/26/25	685,774	685,774

Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
8.67% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$2,430,838	08/19/24	2,410,740	2,417,711
8.67% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$2,336,886	03/15/24	1,996,495	2,020,943
Limited Liability Company Unit Class A (B) (F)	98 uts.	03/15/24	97,500	112,392
Limited Liability Company Unit Class B (B) (F) (I)	98 uts.	03/15/24	—	49,236
			4,504,735	4,600,282
CloudOne Digital Corp
A scaled multi-cloud platform for web developers, SMBs, and enterprises.
8.90% Term Loan due 08/05/2031 (SOFR + 5.000%) (G)	$2,000,000	06/02/25	1,615,725	1,617,424

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.19% Term Loan due 01/04/2027 (SOFR + 4.500%)	$3,226,210	01/29/21	3,213,516	3,226,210
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	350,000
			3,326,419	3,576,210
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on a pharmaceutical developed by Coherus Biosciences.
SPV Common Equity (F)	580,688 uts.	05/07/24	202,598	249,696

See Notes to Consolidated Financial Statements 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.38% Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$1,514,495	02/14/22	$1,338,502	$1,349,192
8.22% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$1,345,129	09/13/23	1,329,029	1,345,129
8.34% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$206,943	12/30/22	204,379	206,943
Preferred Stock (B)	66 shs.	02/14/22	72,216	194,668
			2,944,126	3,095,932
Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
10.23% Term Loan due 05/02/2031 (SOFR + 6.250%) (G)	$3,244,932	04/01/25	3,002,718	3,053,151
LP Class A Common Units (B)	2,397 shs.	05/02/25	239,700	272,515
			3,242,418	3,325,666
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
11.67% Term Loan due 05/08/2029 (SOFR + 8.000%)	$598,648	05/08/24	586,627	594,457

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.17% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$2,640,906	03/20/25	2,126,571	2,133,530

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	—	75,585

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 04/19/2028	$2,723,744	04/01/22	2,719,257	2,723,744
Class B Membership Units (B) (F)	322,599 uts.	04/19/22	875,000	2,680,799
			3,594,257	5,404,543
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
8.94% Term Loan due 12/21/2029 (SOFR + 5.000%) (G)	$1,402,554	04/15/22	1,310,115	1,322,066

See Notes to Consolidated Financial Statements 18

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.92% (0.25% PIK) Term Loan due 02/01/2027 (SOFR + 6.000%)	$1,190,288	01/31/20	$1,190,272	$1,022,457
9.17% (0.25% PIK) Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$158,284	09/14/23	157,283	135,966
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	—
* 01/30/20, 03/05/21 and 09/14/23.			1,487,587	1,158,423

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.02% Term Loan due 12/23/2026 (SOFR + 5.250%)	$2,862,601	12/22/20	2,853,345	2,844,853

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	35,092 shs.	*	38,476	47,023
*11/02/22 & 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.44% (0.25% PIK) Term Loan due 12/28/2028 (SOFR + 6.500%) (G)	$2,775,800	12/28/21	2,574,067	1,653,547
10.09% (0.25% PIK) Incremental Term Loan due 12/28/2028 (SOFR + 6.250%)	$482,434	11/01/23	477,714	319,854
10.44% (0.25% PIK) Incremental Term Loan due 12/28/2028 (SOFR + 6.500%)	$216,066	07/03/23	213,988	143,252
Preferred Stock (B)	23 shs.	03/18/25	25,253	—
Common Stock (B)	4,483 shs.	12/29/21	190,909	—
Limited Liability Company Unit Class A (B)	1,019 uts.	04/29/24	47,094	—
			3,529,025	2,116,653
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.20% Senior Term Loan due 10/01/2029 (SOFR + 4.750%)	$4,157,836	10/01/21	4,136,333	4,157,837
LP Unit (B) (F)	148,791 uts.	9/29/21	148,936	184,501
			4,285,269	4,342,338
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50% PIK) Second Lien Term Loan due 06/27/2029	$1,635,340	*	1,612,798	1,613,426
Class A Units (B) (F)	5,538 uts.	06/27/24	553,800	912,275
* 06/27/24 and 01/02/25.			2,166,598	2,525,701

See Notes to Consolidated Financial Statements 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.17% Term Loan due 03/28/2031 (SOFR + 4.500%) (G)	$1,070,364	03/28/25	$844,630	$851,826
Common Stock (B)	42 shs.	03/28/25	41,640	49,076
			886,270	900,902
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.42% Term Loan due 07/20/2029 (SOFR + 4.750%)	$3,389,621	07/20/21	3,357,851	3,389,621

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.07% Second Lien Term Loan due 11/23/2029 (SOFR + 7.250%)	$3,407,080	11/22/21	3,378,092	3,400,266
Limited Liability Company Unit (B)	93 uts.	11/23/21	92,920	61,340
			3,471,012	3,461,606
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.50% PIK) Term Loan due 02/28/2030	$2,066,212	03/01/23	2,034,986	2,049,682
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	543,175
			2,611,909	2,592,857
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
8.82% Incremental Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$1,435,960	05/23/24	833,260	838,319
8.82% Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$392,612	12/30/21	245,449	245,325
			1,078,709	1,083,644
Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% (3.00% PIK) Senior Term Loan due 12/02/2030	$1,748,844	12/02/24	1,720,683	1,748,844
Common Stock (B)	1,031,250 shs.	12/02/24	1,031,250	1,949,063
			2,751,933	3,697,907
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	—

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.17% Term Loan due 01/31/2027 (SOFR + 5.500%)	$1,704,794	02/09/21	1,701,713	1,704,794
9.17% Incremental Term Loan due 01/31/2027 (SOFR + 5.500%)	$294,297	09/01/23	293,399	294,297
			1,995,112	1,999,091

See Notes to Consolidated Financial Statements 20

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
8.92% Term Loan due 11/05/2027 (G)	$346,829	11/05/21	$(2,128)	$—

Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
8.12% Senior Term Loan due 03/04/2032 (SOFR + 4.250%) (G)	$808,716	03/04/25	310,107	311,411

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.07% Second Lien Term Loan due 05/06/2030 (SOFR + 7.250%)	$952,381	05/05/22	942,078	952,381
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	54,525
			1,009,341	1,006,906
Follett School Solutions
A provider of software for K-12 school libraries.
8.22% Term Loan due 08/29/2031 (SOFR + 4.500%)	$3,020,488	04/21/25	3,020,488	3,020,488
LP Units (B) (F)	1,787 uts.	08/31/21	17,865	27,209
LP Interest (B) (F)	406 uts.	08/31/21	4,063	6,188
			3,042,416	3,053,885
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
9.57% Term Loan due 05/28/2027 (SOFR + 5.750%)	$2,089,063	05/21/21	2,075,656	2,089,063
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	155,404
			2,294,406	2,244,467
Franklin Energy
An industry-leading provider of demand-side management (“DSM”) services to utilities and municipalities across the United States.
9.10% Senior Term Loan due 08/01/2031 (SOFR + 5.250%) (G)	$1,596,134	08/01/25	1,463,183	1,464,863

GCDL Holdings LLC
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
9.67% Term Loan due 08/21/2030 (SOFR + 6.000%) (G)	$2,530,405	08/21/24	1,744,680	1,749,357
Class A-1 Units (B) (F)	851,351 uts.	08/21/24	851,351	1,242,973
			2,596,031	2,992,330
GME Supply
A tech-enabled specialty distributor of fall protection, rigging materials, workwear, and industrial gear and tools to technicians and contractors working in the telecom, utility, aerial construction, renewable energy and other industrial markets.
8.92% Term Loan due 09/09/2031 (SOFR + 5.250%) (G)	$2,793,181	09/09/25	2,153,033	2,154,848

See Notes to Consolidated Financial Statements 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Gojo Industries
A manufacturer of hand hygiene and skin health products.
12.57% Term Loan due 10/26/2028 (SOFR + 8.750%)	$1,217,306	10/26/23	$1,197,567	$1,217,306

Goodyear Chemical
A producer of synthetic rubber primarily for the tire, consumer, packaging, and industrial products industries.
9.59% Term Loan due 10/31/2031 (SOFR + 5.750%)	$1,984,127	10/31/25	1,945,583	1,944,444

Guardian Fire Services
A provider of fire safety services including testing & inspection/monitoring, service & repair, replacement & upgrade, and installation of fire protection equipment such as sprinkler systems, alarms, and suppression systems.
8.29% Senior Term Loan due 12/01/2032 (SOFR + 4.500%) (G)	$1,542,490	12/01/25	684,748	684,559
Common Stock (B)	100,487 shs.	12/01/25	100,487	100,487
			785,235	785,046
Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	74,085
Limited Liability Company Unit Common Class A (B) (I)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	74,085

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.45% Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$2,099,039	01/31/25	1,194,611	1,207,066

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$5,469,819	11/17/21	5,433,804	5,141,630

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
8.22% Senior Term Loan due 08/31/2029 (SOFR + 4.500%) (G)	$3,422,398	08/31/23	1,468,506	1,477,764
Limited Liability Company Unit (B)	23,529 uts.	08/31/23	23,529	32,705
			1,492,035	1,510,469
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
8.92% Term Loan due 09/30/2027 (SOFR + 5.000%)	$1,757,837	03/26/21	1,720,898	1,494,161

See Notes to Consolidated Financial Statements 22

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
12.52% Term Loan due 02/02/2026 (SOFR + 8.500%) (G)	$1,449,980	07/27/22	$1,108,945	$1,032,222
12.52% Incremental Term Loan due 02/02/2026 (SOFR + 8.500%)	$489,965	02/15/23	489,846	463,997
			1,598,791	1,496,219
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
9.91% Term Loan due 01/12/2030 (SOFR + 6.000%) (G)	$2,337,230	01/12/24	1,950,504	1,867,444
Limited Liability Company Unit (B) (F)	1,157 uts.	01/12/24	115,677	69,557
			2,066,181	1,937,001
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.13% Incremental Term Loan due 02/04/2028 (SOFR + 6.000%)	$874,677	04/05/22	869,033	844,064

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.
8.44% Term Loan due 06/30/2031 (SOFR + 4.750%) (G)	$990,747	06/30/25	894,249	899,643
Limited Liability Company Unit (B) (F)	79 uts.	06/30/25	10,618	10,652
			904,867	910,295
Kanawha Scales and Systems
A full-service provider of weighing and automated industrial control solutions, including service & calibration, MRO equipment, integrated engineered solutions, and data collection systems.
8.09% Term Loan due 10/31/2032 (SOFR + 4.250%) (G)	$2,000,000	11/12/25	879,378	878,983

LaunchPad Home Group
A provider of home inspection and ancillary residential services intended to simplify home ownership at every stage of the journey.
10.72% Term Loan due 09/30/2030 (SOFR + 7.000%) (G)	$3,220,000	09/02/25	1,128,880	1,131,074
Preferred Stock (B)	277 shs.	09/02/25	277,200	283,883
Common Stock (B)	280,000 shs.	09/02/25	2,800	16,800
			1,408,880	1,431,757
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.17% Term Loan due 02/07/2028 (SOFR + 4.500%) (G)	$3,378,525	02/07/22	2,902,790	2,906,101
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	37,764
			2,917,606	2,943,865
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
8.67% Senior Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$1,454,836	05/01/25	1,099,320	1,098,792

See Notes to Consolidated Financial Statements 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.60% Term Loan due 12/23/2026 (SOFR + 5.750%)	$4,778,006	*	$4,761,942	$4,730,226
* 12/22/2020 and 09/09/2021

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	2/20/2019	4,663,773	30,527,510

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.18% Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$865,866	04/10/25	810,030	771,743

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.17% Senior Term Loan due 09/30/2030 (SOFR + 4.500%) (G)	$2,616,926	09/30/24	1,998,120	2,029,152

Merchant Industry
A merchant acquiror providing payment processing and other value-added services to SMB merchants.
8.47% Term Loan due 09/19/2031 (SOFR + 4.750%) (G)	$1,267,206	09/19/25	839,398	840,166
Common Stock (B)	265 shs.	09/19/25	26,464	26,692
			865,862	866,858
Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.17% Senior Term Loan due 03/01/2030 (SOFR + 5.500%) (G)	$1,434,884	03/01/24	1,215,518	1,202,413
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	45,938
			1,276,918	1,248,351
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
8.83% Term Loan due 08/13/2027 (SOFR + 5.000%)	$698,000	08/09/21	694,294	698,000
Limited Liability Company Unit (B)	200,000 uts.	08/13/21	200,000	484,000
			894,294	1,182,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$1,242,331	06/27/22	1,237,343	1,242,331
Common Stock (B) (F)	8,235 shs.	06/27/22	823,529	1,154,423
			2,060,872	2,396,754

See Notes to Consolidated Financial Statements 24

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.17% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$986,162	03/28/25	$867,729	$865,530
9.19% Term Loan due 03/28/2029 (SOFR + 5.500%)	$350,537	10/14/25	347,252	347,032
			1,214,981	1,212,562
MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
8.47% Term Loan due 03/24/2031 (SOFR + 4.750%) (G)	$1,468,311	03/24/25	1,087,624	1,085,493

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.28% Incremental Term Loan due 08/25/2026 (SOFR + 6.250%)	$1,630,439	11/05/21	1,626,061	1,599,461
10.28% Term Loan due 08/25/2026 (SOFR + 6.250%)	$1,141,668	08/25/20	1,138,599	1,119,976
			2,764,660	2,719,437
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.17% Term Loan due 12/31/2032 (SOFR + 4.500%) (G)	$3,500,000	12/31/25	2,406,181	2,406,170

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
8.42% Term Loan due 09/13/2029 (SOFR + 4.750%) (G)	$3,398,580	09/13/23	2,259,140	2,294,465
Limited Liability Company Unit (B) (F)	66,152 uts.	09/13/23	66,152	83,352
			2,325,292	2,377,817
Netrix
US-based managed services provider focused on capabilities across security, cloud, and digital workplace.
9.22% Term Loan due 08/31/2030 (SOFR + 5.500%) (G)	$3,500,000	10/31/25	2,934,585	2,932,741

Newforma
A leader in Project Information Management software for the construction industry.
10.17% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,820,965	03/31/23	1,634,847	1,576,976
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	71,113
			1,844,174	1,648,089
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.32% Senior Term Loan due 12/23/2030 (SOFR + 4.650%) (G)	$3,269,289	*	2,806,087	2,808,297
* 12/23/24 and 09/02/25

See Notes to Consolidated Financial Statements 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$330,000	10/24/23	$330,000	$330,000
Common Stock (I)	21 shs.	10/24/23	—	318,496
Preferred Stock	27 shs.	10/24/23	275,057	274,300
			605,057	922,796
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
8.97% Senior Term Loan due 03/30/2029 (SOFR + 5.000%) (G)	$1,250,884	03/31/22	871,810	882,734

Onsite Dealer Solutions
A regional provider of automotive reconditioning services including detailing, refinishing, paintless dent repair, and other “make-ready” services.
8.64% Term Loan due 10/15/2031 (SOFR + 4.750%) (G)	$3,362,571	11/04/25	848,358	847,243
Common Stock (B)	51 shs.	11/04/25	50,753	50,753
			899,111	897,996
ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
8.67% Term Loan due 08/07/2031 (SOFR + 5.000%)	$878,586	06/13/25	866,592	867,867

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	772,121 shs.	*	772,121	918,824
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.04% Term Loan due 10/20/2029 (SOFR + 8.300%)	$1,248,639	10/20/23	1,232,870	1,242,021
Limited Liability Company Unit (B) (F)	61,982 uts.	10/20/23	622,140	529,633
			1,855,010	1,771,654
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
10.54% (4.00% PIK) First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$3,912,531	12/20/21	3,875,690	3,521,278
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	—
			3,875,690	3,521,278

See Notes to Consolidated Financial Statements 26

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
9.72% Term Loan due 11/17/2026 (SOFR + 6.000%)	$3,415,206	*	$3,405,767	$3,408,376
* 11/14/17 and 09/29/20.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
8.32% Term Loan due 12/03/2027 (SOFR + 4.500%) (G)	$1,795,684	12/03/21	1,404,470	1,416,242
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	789,692
			1,700,813	2,205,934
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.5% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$4,851,944	07/31/14	2,159,212	1,523,510
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,523,510

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
9.82% First Lien Term Loan due 06/02/2026 (SOFR + 6.000%) (G)	$2,569,209	11/15/21	2,563,757	2,535,810

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.22% Term Loan due 09/23/2030 (SOFR + 4.500%) (G)	$1,871,746	09/23/24	1,508,417	1,522,580
Limited Liability Company Unit (B)	451 uts.	09/23/24	45,156	47,537
			1,553,573	1,570,117
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.07% Term Loan due 07/18/2029 (SOFR + 6.250%)	$1,574,600	07/18/23	1,551,377	1,390,371
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	16,936
			1,617,377	1,407,307
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.37% Term Loan due 09/06/2026 (SOFR + 5.250%)	$1,391,174	03/06/19	1,388,662	1,387,000

See Notes to Consolidated Financial Statements 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
9.57% Term Loan due 03/15/2028 (SOFR + 5.750%) (G)	$1,662,903	03/15/22	$1,263,664	$1,275,806
8.00% Senior Subordinated Note due 03/15/2029	$64,516	03/15/22	64,516	62,710
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	338,710
			1,457,212	1,677,226
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
8.64% Senior Term Loan due 02/06/2032 (SOFR + 4.750%) (G)	$2,000,000	02/06/25	1,565,625	1,569,798

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
8.75% First Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$477,752	11/01/22	402,938	406,002
8.45% Incremental Term Loan due 12/31/2030 (SOFR + 4.750%) (G)	$1,115,445	11/03/25	212,019	211,934
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	17,208
			628,257	635,144
RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.53% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$1,131,681	10/15/24	609,204	551,445
Common Stock (B)	61 uts.	10/15/24	61,000	43,089
			670,204	594,534
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.17% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/11/25	720,463	720,562

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
9.79% Term Loan due 02/14/2028 (SOFR + 5.750%)	$2,674,377	08/12/20	2,666,028	2,674,376
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	24,642
			2,710,831	2,699,018
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
9.00% Term Loan due 11/15/2027 (SOFR + 5.000%)	$1,864,078	11/15/21	1,849,567	1,843,573
Limited Liability Company Unit (B)	80,957 uts.	09/29/17	80,957	63,956
			1,930,524	1,907,529

See Notes to Consolidated Financial Statements 28

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
9.38% Term Loan due 05/19/2031 (SOFR + 5.500%) (G)	$3,485,743	05/19/25	$2,802,864	$2,806,737

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
9.95% Term Loan due 12/29/2028 (SOFR + 6.250%) (G)	$1,298,401	12/30/22	1,254,887	1,240,105

Rock Labor
A provider of live entertainment event labor in the United States.
9.23% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$824,449	09/14/23	689,110	704,354
Limited Liability Company Unit (B) (F)	25,455 uts.	09/14/23	136,294	150,185
			825,404	854,539
ROI Solutions
Call center outsourcing and end user engagement services provider.
8.67% Term Loan due 10/03/2029 (SOFR + 5.000%) (G)	$2,954,039	10/03/24	2,124,359	2,132,959

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.25% Term Loan due 08/02/2030 (SOFR + 5.500%) (G)	$4,943,801	08/02/24	4,381,620	4,388,810

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
8.57% Term Loan due 12/16/2028 (SOFR + 4.750%) (G)	$3,994,440	12/16/20	3,978,758	3,994,440
Common Stock (B)	60 shs.	12/16/20	60,667	79,726
			4,039,425	4,074,166
Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	1,397 uts	06/28/24	—	—
Class C Units (B) (I)	63,636 uts	06/28/24	—	—
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
8.74% First Lien Term Loan due 07/30/2027 (SOFR + 4.750%)	$3,577,857	07/30/18	3,563,792	3,553,170

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
8.72% Term Loan due 03/27/2028 (SOFR + 5.000%) (G)	$2,471,996	03/27/23	1,327,350	1,354,469

See Notes to Consolidated Financial Statements 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.02% (3.75% PIK) Term Loan due 12/15/2028 (SOFR + 2.250%)	$3,049,775	12/16/21	$3,024,962	$2,592,308

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
8.86% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$992,359	04/25/25	870,322	870,263
12.36% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$889,956	04/25/25	859,268	859,253
			1,729,590	1,729,516
SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
11.32% (6.00% PIK) Senior Term Loan due 11/27/2029 (SOFR + 7.000%)	$1,148,741	11/27/24	1,144,775	942,692
14.36% Term Loan due 11/27/2029 (SOFR + 10.500%) (G)	$112,984	11/10/25	72,310	72,310
Common Stock (B)	373 shs.	11/27/24	1,639,660	—
			2,856,745	1,015,002
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.48% Term Loan due 06/30/2032 (SOFR + 4.750%) (G)	$3,500,000	10/24/25	2,394,252	2,393,015

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
8.83% Term Loan due 09/01/2029 (SOFR + 5.000%) (G)	$3,054,276	09/01/23	2,658,976	2,705,590
Series A Preferred Stock (B)	58 shs.	09/01/23	58,000	125,312
			2,716,976	2,830,902
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.17% Incremental Term Loan due 05/18/2028 (SOFR + 5.500%)	$1,924,528	06/13/25	1,893,304	1,229,292

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
8.86% Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$3,392,224	07/23/24	2,560,398	2,576,618
Limited Liability Company Unit (B) (F)	98,335 uts.	07/23/24	98,441	108,168
			2,658,839	2,684,786
Stackline
An e-commerce data company that tracks products sold through online retailers.
11.95% Senior PIK Note due 07/30/2028 (SOFR + 7.750%)	$5,387,274	07/29/21	5,362,163	5,387,274
Common Stock (B)	2,720 shs.	07/30/21	85,374	158,358
			5,447,537	5,545,632

See Notes to Consolidated Financial Statements 30

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
9.84% Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$2,435,808	12/02/21	$2,200,770	$2,004,402
9.64% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$918,780	04/02/24	909,184	838,846
			3,109,954	2,843,248
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.44% Term Loan due 06/30/2027 (SOFR + 5.500%) (G)	$1,827,023	06/30/21	1,811,136	1,784,257
9.19% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$1,481,581	06/07/24	750,053	723,536
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	141,156
			2,710,521	2,648,949
SVI International LLC
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
10.69% Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$2,141,102	03/04/24	1,888,580	1,918,329
Limited Liability Company Unit (B) (F)	623,762 uts.	03/04/24	623,762	1,135,247
			2,512,342	3,053,576
Swoop
A provider of marketing data and engagement technology to the biopharma industry.
8.22% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/11/25	511,486	515,152

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
9.57% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$966,527	03/31/22	914,764	913,225
9.82% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$443,940	05/22/23	437,783	440,389
			1,352,547	1,353,614
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.22% Term Loan due 11/15/2030 (SOFR + 4.500%) (G)	$3,465,549	11/15/24	3,015,291	3,019,357
Common Stock (B)	47 shs.	11/15/24	50,501	72,651
			3,065,792	3,092,008
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/25/2028	$2,186,251	05/25/23	2,090,637	2,000,976
14.00% Senior Subordinated Note due 08/31/2027	$425,104	08/30/24	405,186	389,078
14.00% Senior Subordinated Note due 12/16/2029	$129,556	12/19/24	123,344	118,576
Limited Liability Company Unit (B) (F)	1,808,241 uts.	*	1,829,395	741,379
* 05/25/23 and 08/30/24.			4,448,562	3,250,009

See Notes to Consolidated Financial Statements 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.57% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$4,017,977	12/20/21	$3,334,459	$3,325,506
8.57% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$934,689	01/02/25	460,238	462,055
			3,794,697	3,787,561
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$2,077,372	04/29/22	2,063,503	1,882,099
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	—
			3,734,529	1,882,099
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.47% Senior Term Loan due 12/22/2028 (SOFR + 4.750%) (G)	$2,469,636	05/21/25	1,362,934	1,363,657
8.47% Term Loan due 12/22/2028 (SOFR + 4.750%) (G)	$1,074,729	12/22/21	675,374	674,231
			2,038,308	2,037,888
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.47% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$1,612,253	10/31/24	1,260,919	1,264,508

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	148,205

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
8.92% Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$1,197,568	09/03/24	1,106,923	1,106,700
8.92% Incremental Term Loan due 11/03/2027 (SOFR + 5.250%) (G)	$230,452	09/02/25	112,853	112,777
			1,219,776	1,219,477
Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
11.52% (6.75% PIK) Term Loan due 02/26/2027 (SOFR + 1.000%)	$3,355,384	02/26/21	3,344,674	2,935,961

Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.22% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$3,435,000	07/25/23	3,195,307	3,242,689

Turnberry Solutions, Inc.
A provider of technology consulting services.
9.57% Term Loan due 03/02/2028 (SOFR + 5.750%)	$3,245,440	07/29/21	3,232,873	3,245,440

See Notes to Consolidated Financial Statements 32

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
8.57% Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$4,052,029	11/22/24	$2,099,111	$2,133,194

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
8.47% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$1,239,574	06/02/25	722,537	724,324
Limited Liability Company Unit (B)	31,314 uts.	06/02/25	31,314	25,991
			753,851	750,315
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
9.32% Term Loan due 06/01/2026 (SOFR + 5.500%)	$4,934,332	*	4,927,364	4,934,332
* 11/30/18 and 10/10/24

VB Spine
A producer of implants and various devices used in fusion and non-fusion spinal surguries.
8.67% Secured Term Loan due 04/01/2030 (SOFR + 5.000%)	$3,241,897	04/01/25	3,134,932	3,131,673
Common Stock (B) (I)	53,737 shs.	03/31/25	—	—
			3,134,932	3,131,673
VitalSource
A provider of digital fulfillment software for the higher education sector.
8.27% Term Loan due 06/03/2030 (SOFR + 4.500%) (G)	$3,221,136	06/01/21	3,125,909	3,144,545
8.27% Incremental Term Loan due 06/03/2030 (SOFR + 4.500%)	$151,747	04/21/25	150,438	151,140
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	132,098
			3,314,714	3,427,783
Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
8.95% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$2,719,762	08/01/23	1,657,914	1,680,653
8.77% Senior Term Loan due 12/27/2027 (SOFR + 5.000%)	$329,835	12/23/24	327,077	329,835
			1,984,991	2,010,488
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
8.67% First Term Loan due 09/30/2031 (SOFR + 5.000%) (G)	$3,401,585	*	2,294,254	2,314,722
Limited Partnership (B)	8,412 uts.	02/15/23	84,116	155,194
* 02/15/23 and 09/30/25			2,378,370	2,469,916

See Notes to Consolidated Financial Statements 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities - 109.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
8.63% Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$1,255,067	04/17/25	$942,684	$900,301

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.17% Term Loan due 12/29/2028 (SOFR + 5.250%) (G)	$2,519,390	12/01/21	2,067,687	2,060,495
9.17% Senior Term Loan due 12/29/2028 (SOFR + 5.250%)	$429,721	03/05/25	424,808	425,423
9.17% Incremental Term Loan due 12/29/2028 (SOFR + 5.250%)	$187,246	04/09/24	185,099	185,373
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	331,003
Limited Liability Company Unit Preferred (B) (F)	66 uts.	04/09/24	94,682	100,444
Preferred Stock (B) (F)	21 shs.	03/05/25	32,423	32,798
			3,108,078	3,135,536
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
8.70% Term Loan due 03/22/2030 (SOFR + 4.500%) (G)	$3,441,731	03/22/24	3,223,017	3,271,403

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
8.67% Term Loan due 10/03/2028 (SOFR + 5.000%) (G)	$1,950,559	10/03/22	1,679,750	1,690,408

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
8.20% First Term Loan due 12/19/2032 (SOFR + 4.500%) (G)	$1,948,969	12/19/25	1,097,759	1,097,660
Limited Liability Company Unit (B) (F)	69 uts.	12/19/25	69,000	69,000
			1,166,759	1,166,660

Total Private Placement Investments (E)			$328,171,009	$349,136,759

See Notes to Consolidated Financial Statements 34

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 6.98%: (H)

Bonds - 6.98%
Cable & Wireless Comm Limited (J)	9.000	01/15/2033	$1,000,000	$1,037,500	$1,030,336
Carriage Purchaser Inc.	7.875	10/15/2029	1,250,000	1,051,814	1,194,523
Citrix	6.625	08/15/2033	4,000,000	3,963,436	3,964,228
Community Health Systems	5.250	05/15/2030	1,000,000	940,000	939,193
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,101,827	441,281
Hilcorp Energy	6.875	05/15/2034	2,000,000	1,860,000	1,874,021
iHeartMedia	4.750	01/15/2028	1,250,000	1,150,000	1,143,750
Inmarsat Finance PLC	9.000	09/15/2029	1,060,000	1,059,514	1,124,384
LBM	9.500	06/15/2031	453,000	450,735	472,225
Liberty Cablevision of Puerto Rico (J)	6.750	10/15/2027	1,250,000	1,189,257	873,688
Mauser Packaging	9.250	04/15/2030	1,000,000	967,500	960,000
Nielsen	9.290	04/15/2029	1,373,000	1,353,972	1,375,346
Prince	9.000	02/15/2030	1,260,000	1,133,632	418,381
Radiology Partners, Inc	9.781	02/15/2030	1,650,302	1,586,251	1,588,415
Staples	10.750	09/01/2029	1,500,000	1,465,752	1,491,271
Stonebriar Finance Holdings	8.125	12/15/2030	1,000,000	1,015,000	1,029,200
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	811,144	708,725
Venture Global	4.125	08/15/2031	1,152,000	1,038,240	1,048,289
Wilsonart	11.000	08/15/2032	1,250,000	1,234,874	1,116,978
XPLR Infrastructure Operating Partners	7.750	04/15/2034	1,000,000	1,009,601	1,016,292
Total Bonds				25,420,049	23,810,526

Common Stock - 0.00%
TherOX, Inc. (B) (I)			103 shs	—	—
Touchstone Health Partnership (B) (I)			1168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$25,420,049	$23,810,526

Total Corporate Restricted Securities				$353,591,058	$372,947,285
See Notes to Consolidated Financial Statements 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Corporate Public Securities - 5.84%: (A)	Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.16%
AL GCX Fund VII	2.250	5.872	12/17/32	$1,234,568	$1,231,481	$1,235,346
AP Highlands (C)		9.750	10/16/28	1,479,779	1,470,068	1,479,779
Asurion	4.250	7.966	09/19/30	997,494	998,741	996,716
Bausch Health Companies Inc.	6.250	9.966	10/08/30	1,825,688	1,786,102	1,779,370
BMC Software	5.750	9.466	07/30/32	2,000,000	1,979,274	1,921,500
BradyPLUS	3.500	7.408	12/11/30	1,074,856	1,058,733	1,062,312
Fidelis (C)	5.000	8.882	10/17/31	1,980,000	1,971,789	1,971,882
Mcafee	6.250	10.350	07/27/28	68,739	68,739	15,122
Precisely	4.000	8.102	04/24/28	1,906,659	1,890,661	1,765,090
Twitter	6.500	10.448	10/26/29	989,796	988,759	971,415
Versant Media Group	3.500	7.365	01/30/31	1,000,000	1,000,000	999,380
Total Bank Loans					14,444,347	14,197,912

Bonds - 1.68%
Cedar Fair		6.625	05/01/32	1,000,000	1,005,900	1,008,414
Jetblue Airways		9.875	09/20/31	1,250,000	1,326,608	1,259,327
Norwegian Cruise Line Holdings		6.250	09/15/33	1,000,000	992,500	999,579
OneMain Finance Corp		6.750	09/15/33	601,000	601,000	608,590
Sabre Global		11.125	06/15/29	2,000,000	1,968,750	1,842,408
Total Bonds					5,894,758	5,718,318

Common Stock - 0.00%
Chase Packaging Corporation (B) (I)				9,541 shs	—	897
Total Common Stock					—	897

Total Corporate Public Securities					$20,339,105	$19,917,127

Total Investments		115.11%			$373,930,163	$392,864,412
Other Assets		11.24				38,350,685
Liabilities		(26.35)				(89,918,279)
Total Net Assets		100.00%				$341,296,818

(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of December 31, 2025, the value of these securities amounted to $349,136,759 or 102.30% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of December 31, 2025, total value of unfunded commitments amounted to $53,839,995 and had net unrealized depreciation of $(36,030) or (0.01)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.
(J)    Foreign security.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate
See Notes to Consolidated Financial Statements 36

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report
Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and foreign currency as of December 31, 2025.

United States of America	99.5%
Individually less than 1%	0.5%
100.0%

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.42%
Accurus Aerospace	$924,855
Applied Aerospace Structures LLC	2,250,307
Bridger Aerospace	407,906
Compass Precision	5,404,543
CTS Engines	2,844,853
Mission Microwave	1,248,351
Trident Maritime Systems	2,935,961
Whitcraft Holdings, Inc.	2,469,916
18,486,692
AIRLINES - 2.70%
Aero Accessories	4,492,888
Echo Logistics	3,461,606
Jetblue Airways	1,259,327
9,213,821
AUTOMOTIVE - 3.60%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	691,517
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	864,169
EFC International	2,592,857
Omega Holdings	882,734
Onsite Dealer Solutions	897,996
Randy's Worldwide	635,144
Spatco	2,684,786
SVI International LLC	3,053,576
12,302,779
BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.97%
The Caprock Group (aka TA/TCG Holdings, LLC)	2,037,888
The Hilb Group, LLC	1,264,508
3,302,396
BUILDING MATERIALS - 1.41%
Decks Direct	2,116,653
LBM	472,225
Lockmasters Incorporated	1,098,792
Wilsonart	1,116,978
4,804,648
CABLE & SATELLITE - 1.01%
CSC Holdings LLC	441,281
Inmarsat Finance PLC	1,124,384
Liberty Cablevision of Puerto Rico	873,688

Industry Classification:	Fair Value/ Market Value

Versant Media Group	$999,380
3,438,733

CAPITAL GOODS - 0.63%
GME Supply	2,154,848

CHEMICALS - 1.91%
Americo Chemical Products	2,640,059
Goodyear Chemical	1,944,444
Polytex Holdings LLC	1,523,510
Prince	418,381
6,526,394
CONSUMER CYCLICAL SERVICES - 5.72%
CEC Entertainment Inc	685,774
Expert Institute Group	311,411
LYNX Franchising	4,730,226
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	771,743
Mobile Pro Systems	2,396,754
ROI Solutions	2,132,959
Staples	1,491,271
Swoop	515,152
Team Air (Swifty Holdings LLC)	3,250,009
Turnberry Solutions, Inc.	3,245,440
19,530,739
CONSUMER INDUSTRIAL - 0.91%
Tapco	3,092,008

CONSUMER PRODUCTS - 1.70%
Handi Quilter Holding Company (Premier Needle Arts)	74,085
Ice House America	1,937,001
Renovation Brands (Renovation Parent Holdings, LLC)	1,907,529
Terrybear	1,882,099
5,800,714

CORPORATE INDUSTRIAL - 1.09%
Hilcorp Energy	1,874,021
Sabre Global	1,842,408
3,716,429

See Notes to Consolidated Financial Statements 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Industry Classification:	Fair Value/ Market Value

DIVERSIFIED MANUFACTURING - 4.25%
Accelevation	$443,844
HTI Technology & Industries Inc.	1,496,219
MNS Engineers, Inc.	1,182,000
Process Insights Acquisition, Inc.	1,407,307
Safety Products Holdings, Inc.	4,074,166
Standard Elevator Systems	2,843,248
Tank Holding	1,353,614
Worldwide Electric Corporation	1,690,408
14,490,806
ELECTRIC - 3.04%
Cascade Services	2,944,337
Dwyer Instruments, Inc.	3,389,621
Franklin Energy	1,464,863
Pro Vision	1,570,117
XPLR Infrastructure Operating Partners	1,016,292
10,385,230
ENVIRONMENTAL - 1.41%
ENTACT Environmental Services, Inc.	1,999,091
Northstar Recycling	2,808,297
4,807,388
FINANCIAL COMPANIES - 1.66%
AP Highlands	1,479,779
OneMain Finance Corp	608,590
Portfolio Group	2,535,810
Stonebriar Finance Holdings	1,029,200
5,653,379
FINANCIAL OTHER - 3.15%
Bishop Street Underwriter	1,363,640
BradyPLUS	1,062,312
Coduet Royalty Holdings, LLC	249,696
Cogency Global	3,095,932
Fidelis	1,971,882
Merchant Industry	866,858
UHY LLP	2,133,194
10,743,514
FOOD & BEVERAGE - 2.77%
California Custom Fruits & Flavors	676,213
PANOS Brands LLC	918,824
Sara Lee Frozen Foods	3,553,170
Woodland Foods, Inc.	3,135,536
Ziyad	1,166,660
9,450,403
HEALTHCARE - 8.32%
Cadence, Inc.	3,490,726
Cloudbreak	4,600,282
Community Health Systems	939,193
GCDL Holdings LLC	2,992,330
Heartland Veterinary Partners	5,141,630
HemaSource, Inc.	1,510,469
Home Care Assistance, LLC	1,494,161

Industry Classification:	Fair Value/ Market Value

Illumifin	$844,064
Innovia Medical	910,295
Navia Benefit Solutions, Inc.	2,406,170
Parkview Dental Partners	1,771,654
Radiology Partners, Inc	1,588,415
Real Chemistry	720,562
28,409,951
HEALTH INSURANCE - 0.59%
Warner Pacific Insurance Services	2,010,488

INDUSTRIAL ENERGY MIDSTREAM - 0.67%
AL GCX Fund VII	1,235,346
Venture Global	1,048,289
2,283,635
INDUSTRIAL OTHER - 22.14%
Accredited Labs	60,182
American Roller Company	794,711
Application Bootcamp LLC	2,194,198
BKF Engineers	1,049,880
Caldwell & Gregory LLC	2,997,833
Coker	2,133,530
Concept Machine Tool Sales, LLC	1,158,423
Door & Window Guard Systems	900,902
Electric Equipment and Engineering	3,697,907
Gojo Industries	1,217,306
Guardian Fire Services	785,046
Kanawha Scales and Systems	878,983
LaunchPad Home Group	1,431,757
Madison Indoor Air Solutions	30,527,510
Media Recovery, Inc.	2,029,152
Momentum Group	1,212,562
MSI Express	1,085,493
Ocelot Holdco	922,796
ORS Nasco	867,867
Polara (VSC Polara LLC)	2,205,934
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	1,387,000
RapidAir	594,534
SBP Holding LP	1,354,469
Stratus Unlimited	2,648,949
Tencarva Machinery Company	3,787,561
Tipco Technologies	1,219,477
VB Spine	3,131,673
World 50, Inc.	3,271,403
75,547,038
LEISURE - 0.59%
Cedar Fair	1,008,414
Norwegian Cruise Line Holdings	999,579
2,007,993
LOCAL AUTHORITY - 0.86%
LeadsOnline	2,943,865

See Notes to Consolidated Financial Statements 38

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2025 2025 Annual Report

Industry Classification:	Fair Value/ Market Value

MEDIA & ENTERTAINMENT - 6.44%
Advantage Software	$85,057
ASC Communications, LLC (Becker's Healthcare)	3,343,512
BrightSign	3,184,383
DistroKid	4,342,338
iHeartMedia	1,143,750
Music Reports, Inc.	2,719,437
RKD Group	2,806,737
Rock Labor	854,539
Screenvision Media	1,729,516
Terrier Media Buyer, Inc.	708,725
The Octave Music Group, Inc. (fka TouchTunes)	148,205
Wilson Language Training	900,301
21,966,500
PACKAGING - 1.94%
Brown Machine LLC	1,477,548
Buske Logistics Inc	653,619
Chase Packaging Corporation	897
Diversified Packaging	2,525,701
Five Star Holding, LLC	1,006,906
Mauser Packaging	960,000
6,624,671
PHARMACEUTICALS - 0.52%
Bausch Health Companies Inc.	1,779,370

PROPERTY AND CASUALTY - 1.32%
Asurion	996,716
Pearl Holding Group	3,521,278
4,517,994
TECHNOLOGY - 25.00%
ABC Legal Services	624,798
AdaCore Inc	2,129,945
Automated Financial Systems	814,813
Becklar	1,813,450
Best Lawyers (Azalea Investment Holdings, LLC)	3,305,806
Bitly	3,332,925
BMC Software	1,921,500
CAi Software	1,292,742
Cash Flow Management	1,902,878
Citrix	3,964,228
CloudOne Digital Corp	1,617,424
CloudWave	3,576,210
Cognito Forms	3,325,666
Coherus Biosciences	594,457
Command Alkon	75,585
Comply365	1,322,066
DataServ	47,023
EFI Productivity Software	1,083,644
Follett School Solutions	3,053,885

Industry Classification:	Fair Value/ Market Value

HaystackID	$1,207,066
Mcafee	15,122
Net at Work	2,377,817
Netrix	2,932,741
Newforma	1,648,089
Nielsen	1,375,346
Precisely	1,765,090
ProfitOptics	1,677,226
Project Halo	1,569,798
Recovery Point Systems, Inc.	2,699,018
RPX Corp	4,388,810
Scaled Agile, Inc.	2,592,308
Smartling, Inc.	2,393,015
smartShift Technologies	2,830,902
Sonicwall	1,229,292
Stackline	5,545,632
Trintech, Inc.	3,242,689
Twitter	971,415
Unosquare	750,315
U.S. Legal Support, Inc.	4,934,332
VitalSource	3,427,783
85,372,851

TELECOM - WIRELINE INTEGRATED & SERVICES - 0.30%
Cable & Wireless Comm Limited	1,030,336

TRANSPORTATION SERVICES - 3.07%
AIT Worldwide Logistics, Inc.	254,164
Argus Logistics	1,112,162
Carriage Purchaser Inc.	1,194,523
FragilePAK	2,244,467
Pegasus Transtech Corporation	3,408,376
RoadOne IntermodaLogistics	1,240,105
SEKO Worldwide, LLC	1,015,002
10,468,799

Total Investments - 115.11%
(Cost - $373,930,163)	$392,864,412

See Notes to Consolidated Financial Statements 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
2025 Annual Report

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
In 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
 A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $349,136,759 (102.30% of net assets) and corporate public securities value at $3,451,660 (1.01% of net assets) as of December 31, 2025 the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2025, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
 Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) or the company's trailing twelve month revenue is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
The Adjusted EBITDA or revenue valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA or revenue would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Trust’s consolidated financial statements. See “Segments” below for disclosure.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. The effective date for the amendments in ASU 2023-09 are for fiscal years beginning after December 15, 2025. Adoption is either with a prospective method or a fully retrospective method of transition. Early adoption is permitted. The Trust adopted the aforementioned guidance and it did not have a material impact on the Trust’s consolidated financial statements.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2025.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2025 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,523,510	$—	$—	$1,523,510
Bank Loans	295,438,938	—	1,229,292	294,209,646
Common Stock	7,481,470	—	—	7,481,470
Preferred Stock	1,618,430	—	—	1,618,430
Partnerships and LLCs	43,074,411	—	—	43,074,411
Rule 144A Securities
Corporate Bonds	23,810,526	—	23,810,526	—
Common Stock	—	—	—	—
Corporate Public Securities
Bank Loans	14,197,912	—	10,746,252	3,451,660
Corporate Bonds	5,718,318	—	5,718,318	—
Common Stock	897	897	—	—
Total	$392,864,412	$897	$41,504,388	$351,359,127
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2025.

	Fair Value	Valuation Model	Level 3 Inputs	Range of Inputs	Weighted Average*	Impact to Valuation from an Increase in Input
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,523,510	Market Approach	Revenue Multiple	0.3x	0.3x	Increase

Bank Loans	249,689,466	Yield Analysis	Market Yield	7.9% - 26.3%	10.7%	Decrease
	1,824,161	Market Approach	Adjusted EBITDA Multiple	6.5x - 9.5x	9.0x	Increase
	2,116,653	Market Approach	Revenue Multiple	0.2x	0.2x	Increase
	40,579,366	Recent Transaction	Transaction Price	98.0% - 100.0%	98.9%	Increase

Common Stock	249,696	Yield Analysis	Market Yield	29.0%	29.0%	Decrease
	6,821,896	Market Approach	Adjusted EBITDA Multiple	5.8x - 20.0x	9.1x	Increase
	158,358	Market Approach	Revenue Multiple	8.5x	8.5x	Increase
	251,520	Recent Transaction	Transaction Price	$1.00 - $1,000.00	476.64	Increase

Preferred Stock	407,906	Yield Analysis	Market Yield	11.7%	11.7%	Decrease
	1,210,524	Market Approach	Adjusted EBITDA Multiple	6.5x - 16.5x	11.7x	Increase
	—	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Partnerships and LLCs	43,074,411	Market Approach	Adjusted EBITDA Multiple	5.5x - 27.0x	13.0x	Increase
	—	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Corporate Public Securities
Bank Loans	3,451,660	Yield Analysis	Market Yield	9.3% - 10.9%	10.0%	Decrease
* The weighted averages disclosed in the table above were weighted by relative fair value

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2024	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2025
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,947,697	$(424,187)	$—	$—	$—	$—	$—	$1,523,510
Bank Loans	286,773,853	(549,731)	103,281,040	(9,487,253)	(85,808,263)	—	—	294,209,646
Common Stock	8,608,520	(435,125)	654,243	(403,510)	(942,658)	—	—	7,481,470
Preferred Stock	1,284,059	(28,737)	369,560	(6,452)	—	—	—	1,618,430
Partnerships and LLCs	42,440,945	5,109,284	536,160	(5,011,978)	—	—	—	43,074,411
Corporate Public Securities
Bank Loans	4,369,282	33,492	86,081	—	(1,037,195)	—	—	3,451,660
Total	$345,424,356	$3,704,996	$104,927,084	$(14,909,193)	$(87,788,116)	$—	$—	$351,359,127
For the year ended December 31, 2025, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
Interest - OID amortization	$1,075,734	$—
Net realized gain (loss) on investments before taxes	45,373	—
Net change in unrealized appreciation (depreciation) of investments before taxes	2,583,889	621,916

B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of December 31, 2025, the fair value of the Trust’s non-accrual assets was $1,523,510 or 0.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $2,159,212 or 0.6% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of December 31, 2025, the Trust held no PIK non-accrual assets.
Fee and Other Income
Origination, facility, commitment, consent and other advance fees received in connection with loan agreements (“Loan Origination Fees”) are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Trust receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and covenant waiver fees and amendment fees, and are recorded as investment income when earned. Other income includes royalty income received in connection with revenue participation rights which is recorded on an accrual basis in accordance with revenue participation right agreements and recognized as investment income over the term of the rights.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities including the fair value of investments and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2025, the Trust did not have realized taxable long-term capital gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2025, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Realized Capital Losses
$(710,177)	$17,137	$693,040
The Trusts’ current income tax expense as shown on the Statement of Operations included excise tax expense of $710,200 and income tax expense related to realized gains on investments of $396,024. The $396,024 of income tax expense on realized gains on investments included income tax expense related to the CI Subsidiary Trust as described in the table below of $396,024 and $0 of capital gains tax.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
realized gains, is subject to taxation at prevailing corporate tax rates. The CI Subsidiary Trust had $1,794,439 of taxable income as of December 31, 2025.
The components of income taxes included in the CI Subsidiary Trust were as follows:

Income tax expense (benefit)
Current:
Federal	$347,912
State	48,112
Total current	$396,024
Deferred:
Federal	$(285,851)
State	(8,912)
Total deferred	(294,763)
Total income tax expense from continuing operations	$101,261
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2025, the CI Subsidiary Trust had $147,912 of net deferred tax liability.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2025 were as follows:

Deferred tax assets / (liabilities):
Business interest expense carryforward	$533,030
General business credit carryforward	—
State net operating loss carryforward	105,763
Total deferred tax assets	638,793
Less valuation allowance	—
Net deferred tax asset	638,793
Unrealized gain on investments	(786,705)
Total deferred tax liabilities	(786,705)
Net deferred tax liability	$(147,912)
As of December 31, 2025, the CI Subsidiary Trust has $105,763 of state loss carryforwards which will start to expire in 2026.
The CI Subsidiary Trust has a valuation allowance of $0 as of December 31, 2025. Management believes it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.
The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2025.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
A reconciliation of the differences between the CI Subsidiary Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2025 is as follows:

	Amount	Percentage
Provision for income taxes at the U.S. federal rate	$56,917	21.0%
State tax, net of federal effect	43,815	16.2%
2023 amended federal tax	18,039	6.7%
True-up of temporary items	(16,904)	(6.2)%
True-up of general business credits	(606)	(0.3)%
Income tax expense	$101,261	37.4%
Income taxes paid (net of refunds) by the CI Subsidiary Trust for the year ended December 31, 2025,

2025
US federal	$710,701
US states:
Pennsylvania	(93,500)
Other	15,743
Total	$632,944
Each of the Trust’s and the CI Subsidiary Trust’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Trust and CI Subsidiary Trust file in various states and generally the prior four years remain subject to examination by each state’s respective taxing authority.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
The tax basis components of distributable earnings at December 31, 2025 are as follows:

Undistributed Ordinary Income	$18,809,912
Accumulated Net Realized Losses	(8,520,119)
Net Unrealized Appreciation	15,694,166
Other Temporary Differences / Subsidiary Trust	14,691,906
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.
The following information is provided on a tax basis as of December 31, 2025:

Tax Cost	$377,169,090
Tax Unrealized Appreciation	31,875,931
Tax Unrealized Depreciation	(16,180,607)
Net Unrealized Appreciation	15,695,324
The tax character of distributions declared during the years ended December 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary Income	$32,776,490	$34,400,811

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
The Trust had the following borrowings outstanding as of December 31, 2025:

Borrowings	Issuance Date	Maturity Date	Interest rate as of December 31, 2025	December 31, 2025
Senior Fixed Rate Convertible Note	November 15, 2017	November 15, 2027	3.530%	$30,000,000
Floating Rate Loan	November 25, 2025	November 25, 2030	5.879%	45,000,000
Credit Facility	December 13, 2023	December 13, 2028	—%	—
				$75,000,000
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027, and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2025, the Trust incurred total interest expense on the Note of $1,059,000.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
The Trust holds the Note at carrying value and at December 31, 2025, management estimates the fair value of the Note to be $29,244,661. The fair value measurement of the Note is categorized as a Level 3 liability under ASC 820. The fair value of the Note is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
Floating Rate Loan
On November 25, 2025 (the “Effective Date”), MassMutual provided to the Trust, a five-year $45,000,000 floating rate loan (the "Loan"). The Loan is due on November 25, 2030 and bears interest at the rate of SOFR plus 2.00%. Deferred financing fees in the amount of $279,538 have been netted against the Loan balance as presented on the Consolidated Statement of Assets & Liabilities at carrying value.
The average principal balance and interest rate for the period during which the Loan was utilized for the year ended December 31, 2025, were approximately $45,000,000 and 5.88%, respectively. For the year ended December 31, 2025, the Trust incurred total interest expense on the Loan of $259,555.
At December 31, 2025, the carrying value of the Loan of $45,000,000 approximates fair value. The fair value measurement of the Loan is categorized as a Level 3 liability under ASC 820. The fair value of the Loan is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $133,629 have been presented as a prepaid asset on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2025, was approximately $15,783,562 and 6.48%, respectively. As of December 31, 2025, the Trust had no outstanding borrowings on the credit facility. For the year ended December 31, 2025, the Trust incurred total interest expense on the Credit Facility of $1,037,402.
At December 31, 2025, the carrying value of the Credit Facility of $0 approximates fair value. The fair value measurement of the Credit Facility is categorized as a Level 3 liability under ASC 820. The fair value of the Credit Facility is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
The aggregate average principal balance and interest rate of the Trust's borrowings (inclusive of the Note, Loan and credit facility) for the year ended December 31, 2025, was approximately $50,345,205 and 4.63%, respectively. As of December 31, 2025, the aggregate principal balance of the Trust's borrowings was $75,000,000 at an average interest rate of 4.94%. For the year ended December 31, 2025, the Trust incurred total interest expense of $2,355,957.
5. Purchases and Sales of Investments

	For the year ended 12/31/2025
	Cost of Investments Acquired	Sales or Maturities
Corporate restricted securities	$115,203,995	$109,285,582
Corporate public securities	7,544,394	4,056,140
	122,748,389	113,341,722
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At December 31, 2025, the Trust had the following unfunded commitments:

Delayed Draw Term Loans:	Unfunded Amount	Unfunded Value
ABC Legal Services	$190,046	$190,188
Accelevation	45,980	46,555
Accredited Labs	1,389,466	1,388,904
AdaCore Inc	63,533	64,643
American Roller Company	303,163	303,110
Applied Aerospace Structures LLC	569,666	569,518
Argus Logistics	1,171,441	1,171,371
Automated Financial Systems	1,619,695	1,619,041
Becklar	45,844	46,409

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report

Delayed Draw Term Loans:	Unfunded Amount	Unfunded Value
Buske Logistics Inc	$193,347	$193,292
CAi Software	344,774	345,024
Caldwell & Gregory LLC	87,500	87,776
California Custom Fruits & Flavors	136,985	137,825
Cash Flow Management	502,010	502,284
Coker	250,471	251,131
EFI Productivity Software	584,573	586,633
Expert Institute Group	319,631	320,146
GCDL Holdings LLC	378,378	379,078
GME Supply	350,767	350,995
Guardian Fire Services	531,022	530,957
HaystackID	716,076	720,324
HemaSource, Inc.	1,490,416	1,489,530
Ice House America	326,433	314,887
Kanawha Scales and Systems	813,559	813,398
LaunchPad Home Group	1,610,000	1,611,097
Lockmasters Incorporated	243,043	243,315
Merchant Industry	331,139	331,340
MSI Express	277,547	277,497
Navia Benefit Solutions, Inc.	717,991	717,991
Net at Work	821,970	830,505
Onsite Dealer Solutions	2,195,398	2,194,671
Project Halo	245,935	246,448
Randy's Worldwide	912,708	912,771
RapidAir	339,294	321,977
Real Chemistry	117,919	117,736
RKD GROUP	383,832	384,258
ROI Solutions	417,371	418,592
SBP Holding LP	790,544	794,808
SEKO Worldwide, LLC	40,674	40,674
Smartling, Inc.	696,701	696,455
Spatco	364,413	366,156
Stratus Unlimited	728,713	715,690
Swoop	363,636	364,451
Tencarva Machinery Company	465,157	466,061
The Caprock Group (aka TA/TCG Holdings, LLC)	1,086,223	1,086,540
The Hilb Group, LLC	187,039	187,455
Tipco Technologies	134,031	133,989
Trident Maritime Systems	204,545	193,718
UHY LLP	1,580,901	1,594,198
Unosquare	336,898	337,384
VitalSource	63,706	64,000
Warner Pacific Insurance Services	1,039,108	1,048,188
Whitcraft Holdings, Inc.	608,189	608,481
Wilson Language Training	70,149	67,780

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report

Delayed Draw Term Loans:	Unfunded Amount	Unfunded Value
Ziyad	$597,911	$597,881
	$30,397,461	$30,395,126

Revolvers:	Unfunded Amount	Unfunded Value
ABC Legal Services	$173,300	$173,430
Accelevation	91,032	92,170
Accurus Aerospace	106,717	106,465
AdaCore Inc	211,506	215,201
Aero Accessories	408,962	409,599
American Roller Company LLC	187,278	187,246
Americo Chemical Products	249,559	249,892
Application Bootcamp LLC	744,681	742,694
Applied Aerospace Structures LLC	207,515	207,802
Argus Logistics	140,391	140,383
ASC Communications, LLC (Becker's Healthcare)	45,328	45,276
Automated Financial Systems	372,093	371,943
Becklar	213,234	215,861
Best Lawyers (Azalea Investment Holdings, LLC)	224,359	225,787
Bitly	132,075	132,047
BKF Engineers	342,593	344,123
BrightSign	69,810	70,018
Buske Logistics Inc	163,203	163,157
CAi Software	345,083	345,333
Caldwell & Gregory LLC	350,000	351,105
California Custom Fruits & Flavors	114,154	114,854
Cascade Services	132,353	132,567
Cash Flow Management	150,744	150,717
Cloudbreak	303,323	306,463
CloudOne Digital Corp	360,976	361,282
Cogency Global	165,304	166,471
Cognito Forms	191,781	194,762
Coker	230,495	231,103
Comply365	80,487	81,320
Decks Direct	186,808	124,912
Door and Window Guard Systems Inc	216,398	217,853
EFI Productivity Software	143,715	143,969
eShipping	346,829	348,957
Expert Institute Group	171,853	172,129
Franklin Energy	110,681	110,797
GCDL Holdings LLC	378,378	379,078
GME Supply	256,283	256,449
Guardian Fire Services	311,484	311,446
HaystackID	173,798	174,829
HemaSource, Inc.	419,995	422,200
Ice House America	28,829	27,803
Innovia Medical	85,160	85,623

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report

Revolvers:	Unfunded Amount	Unfunded Value
Kanawha Scales and Systems	$287,458	$287,401
LaunchPad Home Group	420,000	420,286
LeadsOnline	455,531	456,042
Lockmasters Incorporated	104,273	104,204
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	48,232	46,099
Media Recovery, Inc.	587,774	594,744
Merchant Industry	81,581	81,630
Mission Microwave	199,468	197,646
Momentum Group	110,770	110,557
MSI Express	86,765	86,575
Navia Benefit Solutions, Inc.	340,839	340,839
Net at Work	265,152	267,909
Netrix	514,759	514,488
Newforma	156,583	151,606
Northstar Recycling	430,915	431,343
Omega Holdings	368,150	370,902
Onsite Dealer Solutions	277,898	277,806
Polara (VSC Polara LLC)	379,442	382,087
Pro Vision	341,679	344,347
ProfitOptics	387,097	389,890
Project Halo	166,667	167,014
Randy's Worldwide	46,620	46,919
RapidAir	169,647	160,988
Real Chemistry	157,718	157,825
RKD GROUP	264,849	265,143
RoadOne IntermodaLogistics	21,940	21,690
Rock Labor	120,095	122,315
ROI Solutions	373,577	374,664
RPX Corp	504,083	504,816
SBP Holding LP	325,006	327,762
Screenvision Media	104,928	104,922
Smartling, Inc.	366,533	366,404
smartShift Technologies	348,687	354,008
Spatco	415,914	417,903
Standard Elevator Systems	219,492	201,797
SVI International LLC	222,772	225,868
Swoop	121,212	121,755
Tank Holding	43,636	43,567
Tapco	408,072	408,551
Tencarva Machinery Company	660,327	659,001
The Caprock Group (aka TA/TCG Holdings, LLC)	391,899	391,562
The Hilb Group, LLC	150,871	151,207
Tipco Technologies	60,232	60,221
Trident Maritime Systems	136,364	129,145
Trintech, Inc.	178,571	181,035
UHY LLP	337,935	340,777
Unosquare	163,353	163,589

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report

Revolvers:	Unfunded Amount	Unfunded Value
Whitcraft Holdings, Inc.	$500,133	$503,553
Wilson Language Training	228,139	220,435
Woodland Foods, Inc.	433,701	432,493
World 50, Inc.	170,327	172,722
Worldwide Electric Corporation	248,447	249,805
Ziyad	233,908	233,896
	$23,478,568	$23,444,869

Total Unfunded Commitments	$53,876,029	$53,839,995
As of December 31, 2025 unfunded commitments had net unrealized depreciation of $(36,030) or (0.01)% of net assets.
8. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2025, the Trust paid its Trustees aggregate remuneration of $475,183. No compensation is paid by the Trust to Trustees who are "interested persons" of the Trust due to their status as an employee or officer of Barings. Each of Messrs. Noreen and Mihalick is an "interested person" (as defined by the 1940 Act) of the Trust. During the year, the Trust did not pay any compensation to to Mr. Mihalick. Mr. Noreen is not an employee or officer of Barings and Mr. Noreen retired from MassMutual in April 2024; as a result, effective May 1, 2024, the Trust paid Mr. Noreen's compensation.
All of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2025, Barings paid the compensation of the Chief Compliance Officer of the Trust.
9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2025, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.
10. Certifications (Unaudited)
As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
11. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2025
	Amount	Per Share
Investment income	$9,050,815
Net investment income (net of taxes)	7,057,100	$0.34
Net realized and unrealized loss on investments (net of taxes)	(2,495,740)	(0.12)

	June 30, 2025
	Amount	Per Share
Investment income	$9,259,820
Net investment income (net of taxes)	7,161,483	$0.35
Net realized and unrealized gain on investments (net of taxes)	1,589,820	0.08

	September 30, 2025
	Amount	Per Share
Investment income	$9,156,563
Net investment income (net of taxes)	7,077,259	$0.35
Net realized and unrealized gain on investments (net of taxes)	76,792	—

	December 31, 2025
	Amount	Per Share
Investment income	$8,888,217
Net investment income (net of taxes)	6,033,700	$0.29
Net realized and unrealized gain on investments (net of taxes)	1,558,875	0.08

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2025 Annual Report
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Barings Corporate Investors,
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Barings Corporate Investors and subsidiary (the Trust), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and agent banks; when replies were not received from agent banks, we performed other auditing procedures.Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of the Trust since 2004.
Charlotte, North Carolina
February 28, 2026

Barings Corporate Investors
2025 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Chairman	Term expires 2027; Trustee since 2009	Head of Global Investment Strategy (2019-2024), MassMutual.	106
President (2005-2009), Vice President (1993-2005) of the Trust; Chairman (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Trustee (since 2021), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Investment Committee (since 1999), Diocese of Springfield; Trustee (2009-April 2024), MassMutual Asset Finance LLC (equipment financing company); Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); and Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.

* Mr. Noreen is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Corporate Investors
2025 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
David M. Mihalick* (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2028; Trustee since 2022	Co-Head of Global Investments (since 2025), Head of Private Assets (2021-2025), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), and Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), Barings LLC (global asset manager).	5	Trustee (since 2022), Barings Participation Investors; Director (since 2020), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Director (since 2021), Barings Capital Investment Corporation (a non-listed business development company); Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).
* Mr. Mihalick is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his current position at Barings.

Barings Corporate Investors
2025 Annual Report
 INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2026; Trustee since 2005	Private Investor (since 2005)	2	Trustee (since 2005), Barings Participation Investors; and Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (69) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2026; Trustee since 2013	Retired (since 2018)	2	Trustee (since 2013), Barings Participation Investors; Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (75) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2027; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management)	2	Trustee (since 2012), Barings Participation Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); and Director (2010-2017), Larkburger, Inc. (restaurant chain).

Susan B. Sweeney (73) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2028; Trustee since 2012	Retired (since 2014)	106	Trustee (since 2012), Barings Participation Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2012) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2012), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); and Trustee (2021-2022), Barings Private Equity Opportunities and Commitments Fund (formerly known as MassMutual Access Pine Point Fund) (closed-end investment company formerly advised by MML Investment Advisers).

Barings Corporate Investors
2025 Annual Report
 INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (69) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2026; Trustee since 2007	Private Investor (since 2007)	2
Trustee (since 2007), Barings Participation Investors; Member of the Board of Directors (since 1998), 1st Vice President (since 2025), Board President (2002-2021), and Board Treasurer (2023-2024), Peters Valley School of Craft (a non-profit arts organization).

Barings Corporate Investors
2025 Annual Report
 OFFICERS

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Christina Emery (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020
Vice President (2018-2020) of the Trust; Managing Director (since 2011), Director (2005-2011), Barings; President (since 2020), Vice President (2018-2020), Barings Participation Investors; and Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher Hanscom (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer & Treasurer	Chief Financial Officer since 2022; Treasurer Since 2017
Sr. Director (since 2023), Director (2018-2023), Associate Director (2015-2018), Analyst (2005-2015), Barings; Chief Financial Officer (since 2022), Treasurer (since 2017), Barings Participation Investors; Trustee (since 2022), Chief Financial Officer (since 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust; and Chief Financial Officer (since January 2023), Treasurer (2021-2023), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Ashlee Steinnerd (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2023
Secretary (2020-2023) of the Trust; Managing Director (since 2022), Head of Regulatory (since 2021), Director (2019-2022), Barings; Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Participation Investors; Chief Legal Officer (since 2023), Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Capital Investment Corporation (a non-listed business development company); Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Private Credit Corporation (a perpetually offered non-listed business development company); and Chief Legal Officer (2023-2024), Secretary (2022-2023), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

Itzbell Branca (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2024
Senior Director (since September 2024), Director (2019-September 2024), Barings; Chief Compliance Officer (since September 2024), Barings Participation Investors; Chief Compliance Officer (since September 2024), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Compliance Officer (since September 2024), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Chief Compliance Officer (since September 2024), Barings Capital Investment Corporation (a non-listed business development company); and Chief Compliance Officer (since September 2024), Barings Private Credit Corporation (a perpetually offered non-listed business development company).

Andrea Nitzan (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since 2023
Managing Director and Chief Accounting Officer (since 2020), Barings; Principal Accounting Officer (since January 2023), Barings Participation Investors; Principal Accounting Officer (since January 2023), CI Subsidiary Trust and PI Subsidiary Trust; and Treasurer (since January 2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings).

Barings Corporate Investors
2025 Annual Report
OFFICERS

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Alexandra Pacini (33) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2023
Assistant Secretary (2020-2023) of the Trust; Director (since 2023), Associate Director (2021-2023), Analyst (2017-2021), Barings; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Participation Investors; Secretary (since 2023), Assistant Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Secretary (since 2023), Assistant Secretary (2020-2023), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Capital Investment Corporation (a non-listed business development company); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Private Credit Corporation (a perpetually offered non-listed business development company); Secretary (since 2023), Assistant Secretary (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

Sean Feeley (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011
Managing Director (since 2003), Barings; Vice President (since 2011), Barings Participation Investors; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Joseph Evanchick (61) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2023	Managing Director (since 2012), Barings; Vice President (since January 2023), Barings Participation Investors; and Vice President (since 2023), CI Subsidiary Trust and PI Subsidiary Trust.

Matthew Curtis (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since 2022	Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since 2022), Barings Participation Investors; Tax Officer (since 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since 2022), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Tax Officer (since 2022), Barings Capital Investment Corporation (a non-listed business development company); Tax Officer (since 2022), Barings Private Credit Corporation (a perpetually offered non-listed business development company); Tax Officer (since 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Tax Officer (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on November 13, 2025.

Barings Corporate Investors
2025 Annual Report

APPROVAL OF INVESTMENT SERVICES CONTRACT
At a meeting of the Trustees held on November 13, 2025, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.
Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.
In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Nature, Extent and Quality of Services to be Provided by Barings to the Trust
In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.
Investment Performance
The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the S&P UBS Leveraged Loan Index11 for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods, in each case ended June 30, 2025. The Trust also outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-, 5- and 10-year periods, and underperformed for the 3-month, year-to-date and 1-year periods, in each case ended June 30, 2025. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.
Advisory Fee/Cost of Services Provided and Profitability/ Manager’s “Fallout” Benefits
In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of
1 On December 4, 2024, S&P Dow Jones Indices, in collaboration with UBS, announced the launch of the S&P UBS Leveraged Loan Index, previously known as the Credit Suisse Leveraged Loan Index.

Barings Corporate Investors
2025 Annual Report
investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which is also advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Participation Investors compares favorably to the Trust’s advisory fee.
At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.
Economies of Scale
The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

Barings Corporate Investors
2025 Annual Report

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS., Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Private Investor	Edward P. Grace* President Phelps Grace International, Inc
David M. Mihalick Head of Private Assets, Barings	Clifford M. Noreen Retired - Head of Global Investment Strategy MassMutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Christina Emery President	Andrea Nitzan Principal Accounting Officer	Alexandra Pacini Secretary
Ashlee Steinnerd Chief Legal Officer	Itzbell Branca Chief Compliance Officer	Christopher Hanscom Chief Financial Officer and Treasurer
Sean Feeley Vice President	Joseph Evanchick Vice President	Matthew Curtis Tax Officer

* Member of the Audit Committee

Barings
CORPORATE INVESTORS
2025 Annual Report

C16.959

ITEM 2. CODE OF ETHICS.
The Registrant adopted a Code of Ethics for principal executive and senior financial officers (the "Code") on October 17, 2003, which is available on the Registrant's website at https://mci.barings.com. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant's Board of Trustees has determined that Ms. Barbara M. Ginader, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Ms. Ginader is "independent" for purposes of this Item 3 as required by applicable regulation.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP (“KPMG”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal years ended December 31, 2025 and December 31, 2024. In response to Items 4(a)-4(d), aggregate fees for professional services rendered for the Registrant by KPMG for the fiscal years ended December 31, 2025 and December 31, 2024 were:
Fees Billed to the Registrant by KPMG:

	Year Ended December 31, 2025	Year Ended December 31, 2024
(a) Audit Fees	$205,000	$195,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	74,000	71,000
(d) All Other Fees	—	—

The category “Audit Fees” refers to fees incurred for an audit of the Registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Barings LLC (“Barings” or the “Adviser”) and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG for consulting rendered to the Registrant, Barings and MassMutual.
(e)(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant.
(e)(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended December 31, 2025 and December 31, 2024 are disclosed in 4(b)-(d) above.

The following table shows the aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2025 and December 31, 2024:

Non-Audit Fees Billed to Barings and MassMutual	Year Ended December 31, 2025	Year Ended December 31, 2024
KPMG	$22,609,000	$22,440,000
(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended December 31, 2025 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.
(i) Not applicable.
(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)    The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, https://mci.barings.com; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

(b)    Not applicable.
ITEM 6. INVESTMENTS.
(a)     A Schedule of Investments for the Registrant is included as part of this report to shareholders under Item 1(a) of this Form N-CSR.
(b)     Not applicable.
ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable to the Registrant.
(b)    Not applicable to the Registrant.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Included in Item 1(a).

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Barings’ Global Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes that, as a general principle, proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its independent third-party research provider (“Research Provider”). It is Barings’ Global Proxy Voting Policy to generally vote proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations; or (ii) instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures

If a Material Conflict is identified by an authorized investment person or designee (“Proxy Analyst”) or the Proxy Voting Team, the proxy will be submitted to the Governance and Conflicts Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No Barings associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or from a member of the Governance and Conflicts Committee and has disclosed any known Material Conflict.

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, except for those jurisdictions where written explicit delegation is required such as Hong Kong, Taiwan and South Korea, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, on the Barings website: https://www.barings.com/globalassets/2-assets/content/global-investment-policies/barings-global-proxy-voting-policy.pdf, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.
ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

Christina Emery, Sean Feeley and Joseph Evanchick serve as the Registrant's portfolio managers (the “Portfolio Managers”) and are jointly and primarily responsible for the day-to-day management of the Registrant's investment portfolio. The Portfolio Managers are supported by Barings’ investment teams and investment committees that originate, structure and underwrite opportunities that are consistent with the Registrant's investment strategy. The primary investment committees that support the Portfolio Managers within the Registrant's investment strategy are below, and certain Portfolio Managers may serve on one of more of the committees below:
•Barings Global Private Finance Investment Committees
•Barings Capital Solutions Investment Committee
•Barings U.S. High Yield Investment Committee
The Registrant's investments are underwritten by the relevant investment team and subject to approval by the relevant Barings investment committee. Generally, a majority of the votes cast at a meeting at which a majority of the members of an investment committee are present is required to approve investments in new issuers. Barings believes that the individual and shared experience of the senior team members on its investment committees and its Portfolio Managers provides an appropriate balance of shared investment philosophy and difference of background and opinion. Once approved by the applicable Barings investment committee, the Portfolio Managers determine whether and in what amount the Registrant will invest in such investment subject to the Barings allocation policies in effect at such time and applicable to such investment.

PORTFOLIO MANAGER. Christina Emery serves as the President of the Registrant (since January 2020) and as one of its Portfolio Managers. Ms. Emery began her service to the Registrant in 2017 as a Vice President. With over 20 years of industry experience, Ms. Emery is a senior member of Barings’ Global Private Finance Group. She is a Portfolio Manager responsible for the construction and portfolio management for a number of North American Private Finance vehicles and accounts. Ms. Emery has worked in the industry since 2002. Prior to joining the firm in 2005, she held a position in investment banking at Legg Mason and had various operations roles at Abbott Laboratories. She holds a B.S. from the University of Virginia and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. Ms. Emery also serves as President of Barings Participation Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM. Ms. Emery has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings’ investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. He is a portfolio manager for Barings’ U.S. High Yield Investment Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute. Mr. Feeley also serves as Vice President of Barings Participation Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

Joseph Evanchick is Head of the Middle Market CLO platform at Barings, where he is responsible for managing private credit assets for the Global Private Finance Group. Prior to establishing the middle market CLO platform, he was active in raising investor capital for Barings' mezzanine and private equity funds as well as infrastructure debt and private placements. Mr. Evanchick has worked in the industry since 1992. Prior to joining the firm in 2012, he was a Managing Director at ICP Capital. Previously, Mr. Evanchick was a Senior Managing Director at Bear Stearns, where he worked as a structured finance banker. He received a B.S. from Edinboro University of Pennsylvania and an M.B.A. from Pennsylvania State University. Mr. Evanchick also serves as Vice President of Barings Participation Investors, another closed-end management investment companies advised by Barings.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

Portfolio Team	Account Category	Total Number of Accounts	Approximate Total Asset Size[1,2]	Numbers of Accounts with Performance-Based Advisory Fee	Approximate Asset Size of Performance-Based Advisory Fee Accounts[1,2]
Christina Emery	Registered Investment Companies	3	$211	0	$—
	Other Pooled Investment Vehicles	27	$1,607	0	$—
	Other Accounts	19	$5,481	0	$—

Sean Feely	Registered Investment Companies	10	$1,952	0	$—
	Other Pooled Investment Vehicles	6	$4,860	0	$—
	Other Accounts	21	$4,174	0	$—

Joseph Evanchick	Registered Investment Companies	1	$201	0	$—
	Other Pooled Investment Vehicles	31	$4,847	0	$—
	Other Accounts	9	$1,841	0	$—
1    Account assets have been calculated as of December 31, 2025.
2    Account size in millions.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee. To address this conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such cross-trade is consistent with Barings’ fiduciary obligations to act in best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transactions, and is in compliance with applicable legal and regulatory requirements. Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: Other than transactions related to the Global Private Finance Group, while Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. This includes, but is not limited to, the ability of Barings to invest client assets in debt instruments or equity instruments for issuers where (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates have a different equity interest and/or a different debt instrument in the issuer or an affiliate thereof. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address the conflicts, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale and Other Similar Transaction Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy.

As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.

Base Salary
The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus - Short Term Incentive (STI)

The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a portfolio manager, (ii) financial performance of Barings, (iii) client satisfaction and (iv) living our values. STI is typically paid in February/March following the performance year for which the award is based.

Long-Term Incentives (LTI)

Barings’ long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will generally result in a forfeiture of unvested LTI awards.

BENEFICIAL OWNERSHIP: As of December 31, 2025, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Christina Emery	$50,001-100,000
Sean Feeley	0
Joseph Evanchick	0

*Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings' non-qualified deferred compensation plan for certain officers of Barings (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/25-07/31/25	0	0	0	0
Month #2 08/01/25-08/31/25	0	0	0	0
Month #3 09/01/25-09/30/25	0	0	0	0
Month #4 10/01/25-10/31/25	0	0	0	0
Month #5 11/01/25-11/30/25	0	0	0	0
Month #6 12/01/25-12/31/25	0	0	0	0
Total	0	0	0	0

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable for this filing.
ITEM 16. CONTROLS AND PROCEDURES.
(a)    The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b)    There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's full year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    None.
(b)    None.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)    Not applicable for this filing.
(b)    Not applicable for this filing.
ITEM 19. EXHIBITS.
(a)    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

    (4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

    (5) Change in the registrant’s independent public accountant.

Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the Act.

Attached hereto as EX-99.32
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 9, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 9, 2026

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	March 9, 2026